UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

B/E AEROSPACE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 31, 2015, B/E Aerospace, Inc. (the “Company”) announced that its Board of Directors declared a quarterly dividend of $0.19 per outstanding share of the Company’s common stock, payable on September 11, 2015 to stockholders of record at the close of business on August 17, 2015.  The Company also announced that it plans to initiate repurchases under its previously authorized share repurchase program.

A copy of the Company’s press release announcing the Company’s declaration of the quarterly dividend and the Company’s plans to initiate share repurchases is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated July 31, 2015 announcing the Company’s declaration of the quarterly dividend and the Company’s plans to initiate repurchases under its share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B/E AEROSPACE, INC.

By:	/s/ Joseph T. Lower
	Name:	Joseph T. Lower
	Title:	Vice President and Chief Financial Officer

Date: July 31, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated July 31, 2015 announcing the Company’s declaration of the quarterly dividend and the Company’s plans to initiate repurchases under its share repurchase program.